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                                                                   EXHIBIT 10.40



                               PURCHASE AGREEMENT

                                  BY AND AMONG

                    TOWER REALTY OPERATING PARTNERSHIP, L.P.

                                       AND

                               ANTHONY DILEONARDO


                            Dated as of July 31, 1997
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                                                        TABLE OF CONTENTS

                                                                                                                             PAGE

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ARTICLE I            PURCHASE  OF INTEREST AND EXCHANGE FOR CASH................................................................1
           1.1       Purchase Transaction; Assignment...........................................................................1
           1.2       Consideration............................................................................................. 2
           1.3       Return of Retail Interests to Seller.......................................................................2

ARTICLE II   CLOSING............................................................................................................2
           2.1       Time and Place.............................................................................................2
           2.2       Closing Deliveries.........................................................................................3
           2.3       Closing Costs..............................................................................................3

ARTICLE III  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                     THE SELLER.................................................................................................3
           3.1       Title to Interests.........................................................................................3
           3.2       Authority No Conflicts.....................................................................................4
           3.3       Litigation.................................................................................................5
           3.4       No Other Agreements........................................................................................5
           3.5       No Brokers.................................................................................................5
           3.6       Covenant to Remedy Breaches................................................................................6

ARTICLE IV  REPRESENTATIONS, WARRANTIES AND COVENANTS
                     OF THE OPERATING PARTNERSHIP...............................................................................6
           4.1       Authority..................................................................................................6
           4.2       No Brokers.................................................................................................7

ARTICLE V            POWER OF ATTORNEY..........................................................................................7
           5.1       Grant of Power of Attorney.................................................................................7
           5.2       Limitation on Liability....................................................................................8

ARTICLE VI           MISCELLANEOUS..............................................................................................8
           6.1       Amendment..................................................................................................8
           6.2       Entire Agreement; Counterparts; Applicable Law.............................................................9
           6.3       Binding Effect.............................................................................................9
           6.4       Titles.....................................................................................................9
           6.5       Third Party Beneficiary....................................................................................9
           6.6       Severability...............................................................................................9
           6.7       Equitable Remedies........................................................................................10
           6.8       Notices; Exercise of Option...............................................................................10
           6.9       Waiver of Rights; Consents with Respect to Partnership Interests..........................................11
           6.10      Releases and Waivers......................................................................................13
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           6.11      Confidentiality............................................................................................14
           6.12      Computation of Time........................................................................................14
           6.13      Survival...................................................................................................14
           6.14      Time of the Essence........................................................................................14
           6.15      Termination of Prior Agreement.............................................................................14

Schedule

A.         Schedule of Interests
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                               PURCHASE AGREEMENT


           This Purchase Agreement (this "PURCHASE AGREEMENT") dated as of the 31st day of July, 1997 is entered into by and among TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and Anthony DiLeonardo (the "SELLER").

                                R E C I T A L S:


         A. The Seller owns the Interests (as defined in Section 1.1 herein) in the limited liability companies set forth on Schedule A attached hereto.

         B. The Operating Partnership desires to acquire, and the Seller desires to sell, assign, transfer, contribute and convey to the Operating Partnership on the terms and conditions set forth herein, all of the Seller's right, title and interest in the Interests to the Operating Partnership in exchange for cash.

         C. The Operating Partnership desires to acquire the Interests in connection with the ongoing formation of Tower Realty Trust, Inc., a Maryland corporation (the "COMPANY"), which intends to qualify as a real estate investment trust and which is the sole general partner as well as a limited partner of the Operating Partnership.

         NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Operating Partnership and the Seller agree as follows:


                                    ARTICLE I

                   PURCHASE OF INTEREST AND EXCHANGE FOR CASH

           1.1 Purchase Transaction; Assignment. In exchange for the consideration set forth in Section 1.2 herein, the receipt and sufficiency of which is hereby acknowledged, Seller hereby assigns, transfers and conveys to the Operating Partnership, his entire right, title and interest in and to all interests directly or indirectly held by him in Smit-Lake, L.L.C., TERCO Realty, L.L.C. and Smit-Warner, L.L.C. (collectively, the "RETAIL LLCS") and TERCO Partners I, L.L.C. (the "COMMERCIAL LLC" and together with the Retail LLCs, the "LLCS"), or in their respective properties, Lakeside Plaza, Mountainside Plaza and Warner Ranch Plaza (collectively, the "RETAIL INTERESTS") and Maitland West (the "COMMERCIAL INTEREST" and together with the Retail Interests, the "INTERESTS"), including, without limitation, all rights to receive distributions of money, profits and other assets from or relating to the LLCs, presently existing or hereafter arising or accruing, TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever. The Seller represents and warrants that he has not transferred, sold, pledged or hypothecated, or otherwise disposed of or encumbered, the Interests. The Seller hereby releases the LLCs and their respective members (but only in their capacity as members of the LLCs and in connection with the LLCs) from any and all liabilities or obligations now or hereafter owing to the Seller, arising out of and pursuant to the Operating Agreements of the LLCs (each, an "OPERATING AGREEMENT" and, collectively, the "OPERATING AGREEMENTS"). The Operating Partnership hereby assumes all obligations in respect of the Interests. Upon the execution and delivery of this Purchase Agreement, the Seller withdraws from the LLCs for all purposes. The parties shall take such additional actions and execute such additional documentation as may be required in order to effect the transactions contemplated hereby.

           1.2 Consideration. The cash consideration (the "CONSIDERATION") to be paid to the Seller in respect of the Operating Partnership's purchase of the Retail Interests shall be $100 and in respect of the Commercial Interest shall be $352,500.00. The consideration in respect of the Commercial Interest shall be paid upon the consummation of the IPO (as defined in Section 5.2 herein). The Consideration shall be paid by bank check or wire transfer as determined by the Seller.

           1.3 Return of Retail Interests to Seller. Upon the consummation of the IPO and subject to the repayment of notes issued pursuant to the Purchase Agreement dated as of March 31, 1997, as supplemented by the Purchase Agreement Supplement, dated May 15, 1997, Purchase Agreement Supplement No. 2, dated as of May 30, 1997, Purchase Agreement Supplement No. 3, dated as of May 30, 1997, Purchase Agreement Supplement No. 4, dated as of July 9, 1997, and Purchase Agreement Supplement No. 5, dated as of July 31, 1997, by and among the Company, the Operating Partnership and MS Real Estate Special Situations Inc., as same shall be supplemented and amended from time to time, the Operating Partnership shall transfer to the Seller all of the Operating Partnership's legal and beneficial right, title and interest in and to the Retail Interests held by the Operating Partnership, as transferred to the Operating Partnership pursuant to this Purchase Agreement, including without limitation, all rights to receive distributions of money, profits and other assets from or relating to the Retail LLCs.


                                   ARTICLE II

                                     CLOSING

           2.1 Time and Place. The date, time and place of the closing of the transactions contemplated hereunder (the "CLOSING") shall be the date hereof (the "CLOSING DATE"), at 10:00 a.m. in the office of Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. The transfers described in Article I of this Purchase Agreement, and all closing deliveries, shall be deemed concurrent for all purposes.


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           2.2 Closing Deliveries. At the Closing, the parties shall make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered through the Attorney-in-Fact (as designated in Section 5.1 below), the legal documents and other items (collectively, the "CLOSING DOCUMENTS") necessary to carry out the intention of this Purchase Agreement, which Closing Documents and other items shall include, without limitation, the following:

                           (i) This Purchase Agreement;

                           (ii) any LLC books and records and securities or other evidences of ownership held by the Seller; and

                           (iii) An affidavit from the Seller, stating under penalty of perjury, the Sellers's United States Taxpayer Identification Number and that the Seller is not a foreign person pursuant to section 1445(b)(2) of the Internal Revenue Code of 1986, as amended (the "CODE") and a comparable affidavit satisfying New York and any other withholding requirements.

         2.3 Closing Costs. The Operating Partnership shall pay any documentary transfer taxes, escrow charges, title charges and recording taxes or fees incurred in connection with the transactions contemplated hereby.


                                   ARTICLE III

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER

           As a material inducement to the Operating Partnership to enter into this Agreement and to consummate the transactions contemplated hereby, the Seller hereby makes to the Operating Partnership, with respect to the Interests, each of the representations and warranties set forth in this Article III, which representations and warranties (unless otherwise noted) are true as of the date hereof, as a condition to the Operating Partnership's obligation to purchase the Interests in exchange of payment of the Consideration.

           3.1 Title to Interests. (a) The Seller owns beneficially and of record, free and clear of any claim, lien, pledge (except for pledges relating to the debt or equity financing of any of the properties held by the LLCs (each, a "PROPERTY")) or encumbrance arising under the respective Operating Agreements pursuant to which the Interests were issued (any such pledge, a "PERMITTED PLEDGE"), voting agreement, option, charge, security interest, mortgage, deed of trust, encumbrance, right of assignment, purchase right or other rights of any nature whatsoever (each, an "ENCUMBRANCE"), and has full power and authority to convey free and clear of any Encumbrances, each such Interest and, upon delivery of this Purchase Agreement by the Seller conveying each such Interest and delivery of the Consideration by the Operating Partnership to Seller, the Operating Partnership will acquire good and valid title thereto, free and clear of any


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Encumbrance, except Encumbrances created in favor of the Operating Partnership by the transactions contemplated hereby.

           (b) The Interests have been validly issued and the Seller has funded (or will fund before the same is past due) all capital contributions and advances to each LLC that are required to be funded or advanced prior to the date hereof.

           (c) There are no agreements, instruments or understandings with respect to each such Interest, except as set forth in the Operating Agreement.

           (d) No Permitted Pledge will be in existence as of the date hereof, and the Seller shall provide, at the Closing, such documentary evidence of the release of any Permitted Pledge as the Operating Partnership may reasonably request.

           (e) In making the representations in this Section 3.1 regarding the absence of Encumbrances, the Seller may assume that the consents and waivers of rights set forth in Section 6.9 hereof have been given by all partners of the Partnership.

           3.2       Authority No Conflicts.

           (a)       Seller has full right, authority, power and capacity:

                     (i) to execute and deliver this Purchase Agreement, each Closing Document and each other agreement, document and instrument to be executed and delivered by or on behalf of Seller pursuant to this Purchase Agreement;

                     (ii) to perform the transactions contemplated hereby and thereby; and

                     (iii) to transfer, assign, convey and deliver all of Seller's Interests to the Operating Partnership in accordance with this Purchase Agreement.

           (b) This Purchase Agreement, each Closing Document and each other agreement, document and instrument executed and delivered by or on behalf of Seller pursuant to this Purchase Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of Seller, each enforceable in accordance with its respective terms.

           (c) The execution, delivery and performance of this Purchase Agreement, the Closing Documents and each other agreement, document and instrument to be executed and delivered by or on behalf of such Seller:

                      (i) does not and will not violate any foreign, federal, state, local or other laws applicable to Seller or require Seller to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and


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                      (ii) does not and will not result in a breach or a
           violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement or any other agreement, contract, instrument, lease, permit, authorization, order, writ, judgment, injunction, decree, determination or arbitration award to which Seller is a party or by which the property of Seller is bound or affected, or result in the creation of any Encumbrance on any of the property or assets of each such LLC.

           (d) In making the representations set forth in this Section 3.2, Seller may assume that

                     (i) the consents and waivers of rights set forth in Section
           6.9 hereof, if any, have been given by all members of each LLC, and

                     (ii) for purposes of making such representation as of the date hereof, any Permitted Pledge has been released.

           3.3 Litigation. (a) The Seller knows of no litigation or proceeding, whether judicial, administrative or arbitral, pending or overtly threatened, affecting all or any portion of the Interests or Seller's ability to consummate the transactions contemplated hereby.

           (b) Seller knows of no outstanding order, writ, injunction or decree of any court, government, governmental entity or authority or arbitration against or affecting all or any portion of the Interests, which in any such case would impair Seller's ability to enter into and perform all of its obligations under this Purchase Agreement.

           3.4 No Other Agreements. (a) The Seller has made no agreement with, and will not enter into any agreement with, and has no obligation (absolute or contingent) to, any other person or entity to sell, transfer, dispose of or in any way encumber any of the Interests or restricting in any way Seller's ability to contribute the Interests to the capital of the Operating Partnership or to enter into any agreement with respect to any of the Interests.

           (b) In making the representations set forth in this Section 3.4, the Seller may assume that

                     (i) the consents and waivers of rights set forth in Section
           6.9 hereof, if any, have been given by all members of each LLC, and

                     (ii) for purposes of making such representations as of the date hereof, any Permitted Pledge has been released.

           3.5 No Brokers. The Seller has not entered into, and covenants that it will not enter into, any agreement, arrangement or understanding with any person or entity which will result in


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
the obligation of the Operating Partnership to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

           3.6 Covenant to Remedy Breaches. The Seller covenants to use all reasonable efforts within its control

                     (a) to prevent the breach of any representation or warranty of the Seller hereunder,

                     (b) to satisfy all covenants of the Seller hereunder, and

                     (c) to promptly clear any breach of a representation, warranty or covenant of the Seller hereunder upon its learning of same.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                          OF THE OPERATING PARTNERSHIP

           As a material inducement to the Seller to enter into this Purchase Agreement and to consummate the transactions contemplated hereby, the Operating Partnership hereby makes to the Seller each of the representations and warranties set forth in this Article IV.

           4.1 Authority. (a) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

           (b) The Operating Partnership has full right, authority, power and capacity:

                      (i) to execute and deliver this Purchase Agreement, each Closing Document to which it is a party and each other agreement, document and instrument to be executed and delivered by or on behalf of it pursuant to this Purchase Agreement; and

                     (ii) to perform the transactions contemplated hereby and thereby.

           (c) This Purchase Agreement, each Closing Document to which the Operating Partnership is a party and each agreement, document and instrument executed and delivered by the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable in accordance with its respective terms.

           (d) The execution, delivery and performance of this Purchase Agreement, each Closing Document to which the Operating Partnership is a party and each such agreement, document and instrument by the Operating Partnership.

                     (i) does not and will not violate the agreement of limited partnership of the Operating Partnership dated as of March 24, 1997, as amended (the "OP AGREEMENT");

                     (ii) does not and will not violate any foreign, federal, state, local or other laws applicable to the Operating Partnership or require the Operating Partnership to obtain any approval, consent or waiver of, or make any filing with, any person or authority (governmental or otherwise) that has not been obtained or made and which does not remain in effect; and

                     (iii) does not and will not result in a breach or a violation of, constitute a default under, accelerate any obligation under or give rise to a right of termination of, any indenture, deed of trust, mortgage, loan or credit agreement, any other material agreement, contract, instrument, lease, permit or authorization, or any order, writ, judgment, injunction, decree, determination or arbitration award to which the Operating Partnership is a party or by which the property of the Operating Partnership is bound or affected.

           4.2 No Brokers. The Operating Partnership has not entered into, and covenants that he will not enter into, any agreement, arrangement or understanding with any person or entity which will result in the obligation of Seller to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.


                                    ARTICLE V

                                POWER OF ATTORNEY

           5.1 Grant of Power of Attorney. The Seller does hereby irrevocably appoint the Operating Partnership (or its designee) and Lawrence Feldman, Robert Cox and Joseph Kasman, and each of them individually and any successor thereof from time to time (such Operating Partnership or designee, each such individual or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "ATTORNEY-IN-FACT") as the true and lawful attorney-in-fact and agent of the Seller, to act in the name, place and stead of the Seller to make, execute, acknowledge and deliver all such other contracts, orders, other writings (including without limitation the execution of any Closing Documents or other documents relating to the acquisition by the Operating Partnership of the Interests), to provide information to the Securities and Exchange Commission and others about the transactions contemplated hereby and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Purchase Agreement, as fully as could the Seller if personally present and acting. Further, the Seller hereby grants to the Attorney-in-Fact a proxy (the "PROXY") to vote the Seller's Interests on any matter related to the Transactions contemplated hereby presented to the members of each such LLC for a vote, including, but not limited to, the transfer of interests in each such LLC by the other members.


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           Each of the Power of Attorney and Proxy and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of the Seller, by operation of law or by the occurrence of any other event or events, and if any other such act or events shall occur before the completion of the transactions contemplated by this Purchase Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such other act or events had not occurred and regardless of notice thereof. The Seller agrees that, at the request of the Operating Partnership, it will promptly execute a separate power of attorney and proxy on the same terms set forth in this ARTICLE V, such execution to be witnessed and notarized. The Seller hereby authorizes the reliance of third parties on each of the Power of Attorney and Proxy.

           The Seller acknowledges that the Operating Partnership and each named individual Attorney-in-Fact has, and any designee or successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Purchase Agreement.

           5.2 Limitation on Liability. It is understood that the Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney or Proxy granted by the Seller hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the transactions contemplated hereby or the Company's contemplated initial public offering (the "IPO"), or the acquisition of the Interest by the Operating Partnership and shall not be liable for any error or judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. The Seller agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney or Proxy created by the Seller hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-in-Fact. The Seller agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for the Operating Partnership or its successors or affiliates), and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to Seller hereunder, release, amend or modify any other power of attorney or proxy granted by any other person under any related agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

           6.1 Amendment. (a) This Purchase Agreement may only be amended by a written agreement duly executed by the Seller and the Operating Partnership.

           (b) No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

           6.2 Entire Agreement; Counterparts; Applicable Law. This Purchase Agreement

                     (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof,

                     (b) may be executed in several counterparts, each of which will be deemed an original and all of which shall constitute one and the same instrument, and

                     (c) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York without giving effect to the conflicts of law provisions thereof.

           6.3 Binding Effect. This Purchase Agreement may not be assigned by the Seller. This Purchase Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and, in the case of the Operating Partnership, assigns.

           6.4 Titles. The titles and captions of the Articles, Sections and paragraphs of this Purchase Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Purchase Agreement.

           6.5 Third Party Beneficiary. No provision of this Purchase Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary right or any other right of any kind in any customer, affiliate, stockholder, partner, director, officer or employee of any party hereto or any other person or entity, provided, however, that Article V and Sections 6.3 and
6.9 of this Purchase Agreement shall be enforceable by and shall inure to the benefit of the persons described therein.

           6.6 Severability. (a) If any provision of this Purchase Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Purchase Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.

           (b) The parties further agree to replace such void or unenforceable provision of this Purchase Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

           6.7 Equitable Remedies. (a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached.

           (b) It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court located in the State of New York (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which they are entitled under this Purchase Agreement or otherwise at law or in equity.

           6.8 Notices; Exercise of Option. Any notice or demand which must or may be given under this Purchase Agreement or by law shall, except as otherwise provided, be in writing and shall be deemed to have been given

                     (i) when physically received by personal delivery (which shall include the confirmed receipt of a telecopied facsimile transmission),

                     (ii) three (3) business days after being deposited in the United States certified or registered mail, return receipt requested, postage prepaid, or

                     (iii) one (1) business day after being deposited with a nationally known commercial courier service utilizing its next day delivery service (such as Federal Express);

addressed and delivered or telecopied in the case of a notice to the Operating Partnership to the following address and telecopy number:

                     Tower Realty Operating Partnership, L.P.
                     c/o Feldman Equities
                     120 West 45th Street
                     New York, New York  10036-4003
                     Attention:  Lawrence Feldman
                     Phone:  (212) 768-9010
                     Telecopy:  (212) 768-9479
with a copy to:

                     Battle Fowler LLP
                     75 East 55th Street
                     New York, New York  10022
                     Attention:  Steven L. Lichtenfeld, Esq.
                     Phone:  (212) 856-6996
                     Telecopy:  (212) 856-7823

and addressed and delivered or telecopied, in the case of a notice to the Seller, to the address and telecopy number set forth under the Seller's name on the signature page hereof.

           6.9 Waiver of Rights; Consents with Respect to Partnership Interests.
(a) The Seller acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby (including the declaration of any dividend or distribution in the form of an additional interest in any LLC) may conflict with, and may not have been contemplated by, any LLC Agreement or another agreement among one or more holders of interests in any LLC or one or more of the members of any such LLC.

           (b) The Seller expressly gives all Consents (and any consent necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to facilitate any Conveyance Action relating to the LLC (as such terms are defined below).

           (c) The Seller further agrees that the Seller will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in any LLC.

           (d) The Waivers and Consent contained in this Section 6.9 shall terminate upon the termination of this Purchase Agreement, except as to transactions completed hereunder prior to termination.

           (e) (i) As used herein, the term "CONVEYANCE ACTION" means, with respect to any LLC,

                     (ii) the conveyance or agreement to convey by a member thereof or by any holder of an indirect interest therein (whether or not such member or holder is a seller under an agreement containing terms similar to this Purchase Agreement) of its direct or indirect interest in the LLC to the Operating Partnership or the Company or to another person in connection with the formation of the Operating Partnership or the Company, or

                     (iii) the entering into by any such member or holder of any agreement relating to

                               (A) the formation of the Operating Partnership or
                     the Company,

                               (B) the direct or indirect acquisition by the
                     Operating Partnership or the Company of any such direct or indirect interest, or

                               (C) the transactions described in or contemplated
                     by the prospectus relating to the IPO, or

                     (iv) the taking by any such member or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing):

                               (A) any sale or distribution to any person of a
                     direct or indirect interest in the LLC or an undivided tenant-in-common interest in the Property represented by such LLC interest,

                               (B) the entering into of any agreement with any
                     person or entity that grants to such person or entity the right to purchase a direct or indirect interest in the LLC, and

                               (C) the giving of the Consents and Waivers
                     contained in this Section 6.9 or consents or waivers similar thereto in form or purpose.

                     (v) As used herein, the term "CONSENTS" means, with respect to each LLC, any consent deemed by the Operating Partnership to be necessary or desirable under the LLC Agreement or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein

                               (A) to permit any and all Conveyance Actions
                     relating to each LLC or to amend the Operating Agreement and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any Conveyance Action (such amendment to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for other than cash),

                               (B) to admit the Operating Partnership (or the
                     Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above) as a substitute member of each LLC upon the Operating Partnership's or any such affiliate's acquisition of a membership interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission,

                               (C) to adopt any amendment as may be deemed
                     desirable by the Operating Partnership, either simultaneously with or immediately prior to the acquisition by the Operating Partnership or any such affiliate of a membership interest in any of the LLC's, provided, however, that such amendment will not result in any increased liability on the part of the Seller or under the Operating Agreement, and

                               (D) to continue each LLC following the transfer
                     of interests therein to the Operating Partnership (or the Company or any affiliate of the Operating Partnership or the Company in accordance with Section 6.3 above).

                     (vi) As used herein, the term "WAIVERS" means, with respect to each LLC, the waiving of any and all rights that the Seller may have with respect to, and (to the extent possible) that any other person may have with respect to, or that may accrue to the Seller or other person upon the occurrence of, a Conveyance Action relating to any of the LLC's, including, but not limited to, the following rights:

                               (A) rights of notice,

                               (B) rights to response periods,

                               (C) rights to purchase the direct or indirect
                     interest of another member in any of the LLC's, (or the property interests represented by such membership interest) or to sell the Seller's or other person's direct or indirect interest therein to another member,

                               (D) rights to sell the Seller's or other person's
                     direct or indirect interest therein at a price other than as provided herein, or

                               (E) rights to prohibit, limit, invalidate,
                     otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of each such LLC because of such Conveyance Action.

           6.10 Releases and Waivers. Each of the releases and waivers enumerated in this Section 6.10 shall become effective only upon the Closing pursuant to ARTICLE II.

                     (a) As of the Closing, the Seller irrevocably waives, releases and forever discharges the Operating Partnership and the Operating Partnership's affiliates, partners (including Lawrence H. Feldman), agents, attorneys, successors and assigns of and from, any and all charges, complaints, claims, liabilities, damages, actions, causes of action, losses and costs of any nature whatsoever (collectively, "SELLER CLAIMS"), known or unknown, suspected or unsuspected, arising out of or relating to the Operating Agreements, this Purchase Agreement or any other matter which exists at the Closing, except for Seller Claims arising from the breach of any representation, warranty, covenant or obligation under this Purchase Agreement.

                     (b) As of the Closing, the Operating Partnership irrevocably waives, releases and forever discharges the Seller and the Seller's agents, attorneys, successors and assigns of and from, any and all charges, complaints, claims, liabilities, damages, actions, causes of action losses and costs of any nature whatsoever (collectively, "OPERATING PARTNERSHIP CLAIMS") known or unknown, suspected or unsuspected, arising out of or relating to the Operating Agreements, this Purchase Agreement or any other matter which exists at the Closing, except for Operating Partnership Claims arising from the breach of any representation, warranty, covenant or obligation under this Purchase Agreement.

                     (c) As of the Closing, the Seller waives and relinquishes all rights and benefits otherwise afforded to the Seller under the Operating Agreements including, without limitation, any right to consent to or approve of the sale or contribution by the other members of each LLC of their membership interests to the Company or the Operating Partnership.

           6.11 Confidentiality. (a) The Seller shall treat as strictly confidential the fact that the Company is contemplating an offering of its Common Stock until such time as the Company has filed a Registration Statement relating thereto with the Securities and Exchange Commission, and shall not communicate at any time the terms of this Purchase Agreement to any person other than counsel or advisors to the Seller who agree to keep such terms confidential and any lender holding a lien on any Property Interests.

           (b) The Seller shall treat all information received from the Operating Partnership or its counsel or advisors pertaining to the Operating Partnership or the Company confidential and shall disseminate the same only to counsel to the Seller who agree to keep such information confidential.

           6.12 Computation of Time. Any time period provided for herein which shall end on a Saturday, Sunday or bank or legal holiday shall extend to 5:00 p.m. of the next full business day. All times are New York City time.

           6.13 Survival. It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of the Operating Partnership and the Seller set forth in this Purchase Agreement shall survive the consummation of the transactions contemplated hereby.

           6.14 Time of the Essence. Time is of the essence with respect to all obligations of the Seller under this Agreement.

           6.15 Termination of Prior Agreement. The parties agree that the execution and delivery of this Purchase Agreement terminates ab initio the Purchase Agreement, dated as of July 30, 1997, by and among Lawrence H. Feldman and Anthony DiLeonardo, and none of the parties hereto or thereto shall have any rights or obligations under such agreement.

                            [SIGNATURE PAGE FOLLOWS]

                     [SIGNATURE PAGE TO PURCHASE AGREEMENT]


           IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused this Purchase Agreement to be duly executed on its behalf, as of the date first above written.

                                        OPERATING PARTNERSHIP:

                                        TOWER REALTY OPERATING PARTNERSHIP,
                                        L.P.

                                        By: TOWER REALTY TRUST, INC.,
                                            its general partner


                                        By:  /s/Lawrence H. Feldman
                                             -----------------------------------
                                             Name:  Lawrence H. Feldman
                                             Title: Chairman, President and
                                                    Chief Executive Officer


SELLER'S ADDRESS:                                             SELLER:


431 Kirkman Avenue
Elmont, New York 11003                       /s/Anthony DiLeonardo
                                             -----------------------------------
                                                Anthony DiLeonardo

                                   SCHEDULE A

                              SCHEDULE OF INTERESTS

                                                                     Percentage
Entity                              Nature of Interest                Interest
------                              ------------------                --------
Smit-Lake, L.L.C.                  Membership Interest                  2.35%
TERCO Realty, L.L.C.               Membership Interest                  2.63%
Smit-Warner, L.L.C.                Membership Interest                 10.00%
TERCO Partners I, L.L.C.           Membership Interest                 10.00%

            AMENDMENT NO. 1 TO ANTHONY DILEONARDO PURCHASE AGREEMENT


         This Amendment No. 1 to the Purchase Agreement (this "AMENDMENT NO. 1"), dated as of the 18th day of September, 1997, is entered into by and among TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OPERATING PARTNERSHIP"), and Anthony DiLeonardo (the "SELLER").


                                R E C I T A L S:

         WHEREAS, a Purchase Agreement was entered into as of the 31st day of July, 1997 by and among the Operating Partnership and the Seller (the "PURCHASE AGREEMENT"); and

         WHEREAS, the parties desire to amend certain provisions of the Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. The first sentence of Section 1.2 of Article I of the Purchase Agreement is hereby amended and restated to read in its entirety, as follows:
                  "1.2 Consideration. The cash consideration (the "CONSIDERATION") to be paid to the Seller in respect of the Operating Partnership's purchase of the Retail Interests shall be $100 and in respect of the Commercial Interest shall be $385,532.50; provided, that, if there is a change in (a) the range of prices for the sale of common stock, par value $.01 per share, of the Company in the IPO (as hereinafter defined) or (b) the number of OP Units (as such term is defined in the OP Agreement (as hereinafter defined)) issuable to the management of the Company, each as set forth in the preliminary prospectus of the Company, dated September 23, 1997, then the Consideration in respect of the Commercial Interest shall be modified to an amount determined in good faith by Lawrence H. Feldman, which determination shall be binding upon the parties."

         2. Except as amended hereby, the Purchase Agreement shall remain in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

                       [SIGNATURE PAGE TO AMENDMENT NO. 1]


         IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment No.1 to the Purchase Agreement, or caused it to be duly executed on its behalf, as of the date first above written.

                                       OPERATING PARTNERSHIP:

                                       TOWER REALTY OPERATING PARTNERSHIP, L.P.

                                       By: TOWER REALTY TRUST, INC.,
                                           its general partner


                                       By: /s/ Lawrence H. Feldman
                                          -------------------------------------
                                       Name:  Lawrence H. Feldman
                                       Title: Chairman of the Board, Chief
                                              Executive Officer and President


                                       SELLER:



                                       /s/ Anthony DiLeonardo
                                       ----------------------------------------
                                       Anthony DiLeonardo